FactSet Overview MARCH 23, 2023 Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make in connection with this presentation, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation, and oral statements that may be made in connection with this presentation, references non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 2Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Our purpose is to drive the investment community to see more, think bigger, and do its best work We are transforming the way our users discover, decide, and act on opportunities We are a growth company We drive sustainable growth through continued investment and executional excellence. Our subscription business provides stability Our subscription-based model provides stable revenues and strong client retention. Our large addressable market provides opportunity We are a market leader with unique content that provides a deep competitive moat. Innovation drives us We relentlessly focus on products and solutions to meet the evolving needs of the market. Talent and culture are our foundation We focus on recruiting, retaining, and rewarding a diverse and empowered workforce. 01 02 03 04 05 3Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FactSet at a glance1 20G L O B A L F O O T P R I N T ( C O U N T R I E S ) 38O F F I C E S 11K+E M P L O Y E E S 186K+U S E R S C L I E N T S 7K+ 1 Figures as of FactSet Q2 FY2023, February 28, 2023 2 LTM Organic ASV + Professional Services based on last twelve months as of February 28, 2023 3 Q2 FY2023 actual as of February 28, 2023 4 Includes CUSIP Global Services (CGS) $1.9B 2 A S V 37.0% 3,4 43 $3.803,4 9.1% 3 F Y 2 3 A S V O R G A N I C G R O W T H R A T E F Y 2 3 A D J U S T E D O P E R A T I N G M A R G I N C O N S E C U T I V E Y E A R S O F R E V E N U E G R O W T H D I L U T E D A D J U S T E D E P S 4Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

The market continues to respond favorably to our performance and digital strategy Notes: Market prices for the past 5 years through to March 20, 2023 FactSet began trading on the New York Stock Exchange on June 28, 1996 FDS (+91%) S&P 500 (+45%) Market Cap: $16B$8B $9B $8B $12B $17B 5Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Mar 2023

Efficiency of Operations Technology Disruption, Generational Shift Alpha Driven by Depth of Data Value Investing and Regulation Multi-Asset Class Content and Analytics Five key trends inform our strategic investments to drive growth 6Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

We continued to deliver on our strategy: to build the leading open content and analytics platform that delivers differentiated advantage for our clients’ success S c a l e U p O u r C o n t e n t R e f i n e r y N e x t G e n e r a t i o n W o r k f l o w S o l u t i o n s C l i e n t O b s e s s i o n Provide the most comprehensive and connected inventory of client, proprietary and third-party content in our industry Build differentiated next generation solutions to streamline our clients’ workflows and deliver tangible efficiencies for the front, middle, and back office Provide open, flexible, adaptive, solutions as part of our open ecosystem with hyper- personalized digital products to provide the next best action across the investment lifecycle 7Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Centralize Content Expanded content access | Data decision support | Enabling data science Our digital platform is critical to the success of the investment community Digital Platform Operational Efficiencies Cohesive investment process | Frictionless user experience Cost Rationalization Simplification of platforms | Optimize vendor usage Outperformance Best of breed multi-asset capabilities | Differentiated data for investment decisions Competitive Differentiation Access to robust analytics | Enhanced digital engagement Outcomes for the Investment Community Open, cloud-based platform Superior client service Integrated digital products Broad and connected content suite Extensive data hierarchy and taxonomy Deep investment process analytics 8Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

20% • Listings • Securities • Entities • People • Transactions • Relationships – Associations (e.g., Revenue, Frequency, History) Data Connectivity Expansive coverage, depth, and speed of FactSet’s core proprietary content portfolio • Core Content: Speed • Core Content: Depth • Unique Data: Broad coverage FactSet Proprietary Content Utilizes FactSet’s powerful data connectivity model to ease the onboarding process of third-party data • Concordance to FactSet permanent entity identifiers • Consolidated contractual process • Sandbox for testing Open: FactSet Marketplace 35 Core Proprietary Content Sets 800+ Third Party Data Vendors 5M+ Client Portfolios DIVERSE DATA MARKET LEADING SYMBOLOGY SCREENED & CONNECTED BY FACTSET INSIGHTS & IDEA GENERATION Comprehensive and connected inventory of client, proprietary and third-party content that drives broader discoverability Our content refinery expands our clients’ knowledge and trust 9Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

S Y M B O L O G Y C O N C O R D A N C E B E S T I N C L A S S T E C H N O L O G Y B E S T I N B R E E D D A T A R E S E A R C H P O R T F O L I O C O N S T R U C T I O N T R A D I N G P E R F O R M A N C E + A T T R I B U T I O N R E P O R T I N G • Generate ideas and discover opportunities with unique data. • Monitor the global markets, research public and private companies, and gain industry and market insights. • Monitor real-time portfolio performance, risk, characteristics, and composition. • Perform exploratory data and portfolio construction analysis to optimize expected returns. • Ensure pre- and post- trade compliance with active and passive breach management. • Oversee order and execution management and allocations. • Automate trade execution and optimize algorithm selection. • Understand and analyze sources of performance, risk, and exposure historically and over time. • Calculate and manage workflows to lock down official performance or any other analytics. • Combine key analytics and results with proprietary content in client- ready customizable and automated reports. • Distribute results and commentary via reports, web, API or feeds. F R O N T O F F I C E M I D D L E O F F I C E R I S K M A N A G E M E N T • Measure performance, risk, style, and characteristics for multiple portfolios and asset classes. • Choose the risk methodologies that match investment processes. B A C K O F F I C E D A T A M A N A G E M E N T S O L U T I O N S • Optimized integration of internal and third-party content sets • Exploitation of data structure and connectivity to uncover actionable insights • Leverage data connections to create summary views to manage security-level and counter-party risk more effectively • Significantly reduce the costs associated with regulatory reporting requirements Next-generation workflow solutions built on our content refinery 10Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Transforming the way our users discover, decide, and act on opportunities using our digital platform Hyper-Personalized Products Open Ecosystem & Self-ServiceTrusted Partner ❖ Remove friction from the client experience with solutions that are open, flexible, and easy to use ❖ Advance the Digital Transformation of our clients through our API program ❖ Offer a modern data layer with database capabilities in the cloud, including cloud marketplace integrations ❖ Partner with our clients to provide the best services in the industry ❖ Provide an elevated level of technology and content expertise ❖ Expand our capabilities in professional services ❖ Push ideas and actions across the portfolio lifecycle ❖ Support anytime, anywhere decision- making via responsive, adaptable and accessible platforms Our clients are at the center of what we do 11Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

We see significant opportunity to capture more of the addressable market Total Addressable Market Opportunity A S V CAGR Buy Side Banking Wealth PE/VC Corporates FactSet ASV and Opportunity Size (ASV vs. CAGR) Total Addressable Market (TAM) Serviceable Addressable Market (SAM) $32B Total Addressable Market1 $10B Serviceable Addressable Market1 $1.8B FactSet (FY22)2 1 TAM and SAM are 2020 figures. Source: FactSet internal data, BCG analysis 2 Organic ASV + Professional Services Note: Total addressable market (TAM) is the total market demand for a product or service. Serviceable addressable market (SAM) is the segment of the TAM targeted by FactSet’s products and services within our geographic segments. 12Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Historical LTM Organic ASV Growth Strong execution drives higher retention in the Americas and strategic wins within Premier accounts Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only $60 $71 $71 $79 $88 $82 $77 $72 $58 $62 $72 $78 $74 $83 $89 $112 $142 $150 $163 $157 $150 $159 5.1% 5.9% 5.5% 5.9% 6.6% 6.0% 5.6% 5.1% 4.1% 4.3% 5.0% 5.3% 5.0% 5.5% 5.8% 7.2% 8.9% 9.4% 10.1% 9.3% 8.8% 9.1% 2018/Q1 2018/Q2 2018/Q3 2018/Q4 2019/Q1 2019/Q2 2019/Q3 2019/Q4 2020/Q1 2020/Q2 2020/Q3 2020/Q4 2021/Q1 2021/Q2 2021/Q3 2021/Q4 2022/Q1 2022/Q2 2022/Q3 2022/Q4 2023/Q1 2023/Q2 Average 6.5% 13

186K+ G L O B A L U S E R S 9% change since Q2/2022 7.7K+ G L O B A L C L I E N T S 8% change since Q2/2022 1 LTM Organic ASV + Professional Services Growth Rate is based on the last twelve months as of February 28, 2023 2 Includes CUSIP Global Services (CGS) * FY23 Outlook as of March 23, 2023 $M 98.5% 98.1% 98.7% 98.5% 98.7% 98.7% FY18 FY19 FY20 FY21 FY22 FY23 YTD $1.9B O r g a n i c A S V + P r o f e s s i o n a l S e r v i c e s 1 Incremental ASV1,2 growth FY23 outlook* $145-$175 million ASV retention remains strong We have accelerated top-line growth and maintained high retention Subscription based-business model 98.5% 98.5% 98.4% 98.6% 98.7% 98.8% FY18 FY19 FY20 FY21 FY22 FY23 YTD $79 $72 $78 $112 $163 FY18 FY19 FY20 FY21 FY22 FY23* $145-$175*7%-9% 14Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

83% 63% 48% 17% 26% 36% 10% 17%APAC EMEA Americas Content Technology Solutions Analytics & Trading Research & Advisory Sell-Side Buy-Side ASV Split by Client, Geography and Business 1 Percentage of Organic ASV + Professional Services as of February 28, 2023 2 Professional Services of $23M not allocated by client type and geography Solutions for investment portfolio lifecycle connecting all essential front and middle office functions CTS A&T R&A Optimized workflows delivering integrated content for vital aspects of the research and advisory process Off-platform products delivering data directly and leveraging FactSet’s core content and technology By Client Type2 By Geography1,2 By Business1 Executing our strategy through three workflow solutions that leverage our content refinery 15Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use OnlyNote: Amounts may not add due to rounding

Our strategy building the leading open content and analytics platform has driven growth Americas $1,189M 1 EMEA $494M 1 AsiaPac $196M 1 • Deep sector and private market investments drive banking growth • Asset Managers growing due to our Portfolio Lifecycle strategy • Large Wealth deals contributing • Significantly higher retention due to our product investments • Higher demand for feeds and APIs • Buy Side and analytics growth accelerating • Buy Side driving growth • Balanced demand across both global and regional clients • Increasing growth with existing business 3.9% 4.6% 5.6% 8.4% 8.1% FY19 FY20 FY21 FY22 FY23 YTD 10.7% 7.5% 12.3% 12.0% 10.8% FY19 FY20 FY21 FY22 FY23 YTD 4.7% 5.2% 7.4% 9.3% 9.3% FY19 FY20 FY21 FY22 FY23 YTD 1 FY19 to FY22 Q3 Organic ASV LTM Growth Rates by Region FY23 Q2 Ending ASV; excludes $23M Professional Services ASV 16Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

E s ta b lis h e d G ro w th Our client-centric solutions drive value in established and growing markets % ASV by Solution Client Need FactSet Value Insights, ESG, Consolidation Performance, Risk, Truvalue Alternative Investments, ESG Cabot, Signals, Private Market Banker Efficiency, Deal Velocity Productivity Tools, Signals/APIs Connectivity, Speed, Flexibility Alt Content, Quant tools Connectivity of Content Data Management Solutions, APIs Sourcing, Portfolio Monitoring Private Company, Cobalt Market Research, Idea Generation Screening, Deep Sector Analytics + Trading Content + Technology Research + Advisory Asset Managers Asset Owners Hedge Funds Banking PE/VC Wealth Corporate Partners Client Engagement Advisor Dashboard, Portfolio Guide Percentage of Organic ASV + Professional Services as of February 28, 2023 17Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Headquarters San Francisco, CA Boston, MA Lakewood, CO Boston, MA New York, NY Founded 2013 2004 2014 2011 1968 Sponsoring SBU CTS Analytics & Trading Research & Advisory Research & Advisory CTS Strategic Alignment ESG Portfolio Lifecycle Deep Sector Private Markets Data Management Solutions Deal Rationale Expand ESG footprint and enhance technology- enabled content collection capabilities Address product gap in behavioral analytics to differentiate our PLC offering Accelerate the Power/Energy sub- strategy of our Deep Sector roadmap Building block to accelerate entry into private market workflows and path to differentiated data Enhances symbology, concordance, and reference data management Transaction Timing Closed in Q1 FY21 (November 2, 2020) Closed in Q4 FY21 (June 1, 2021) Closed in Q4 FY21 (July 1, 2021) Closed in Q1 FY22 (October 12, 2021) Closed in Q3 FY22 (March 1, 2022) Recent deals complement our product offerings 18Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Maintaining CGS’s positive trajectory while minimizing business disruption during migration off TSA Annual Subscription Value (ASV) Annual Revenues % Operating Margin Mid-to-High Single Digit Growth Mid-to-High Single Digit Growth > Mid-50% ✓ Prior Guidance Achievement of Goal ✓ ✓ % Subscription > 85% ✓ • All systems transitioned to FactSet with zero disruption and no major issues • Successfully exited transition services agreement (TSA) on time and under budget • Strong financial performance despite market uncertainty - $190M+ revenue since acquisition (LTM Q2 FY23) - Added $170M+ to FactSet organic ASV (Feb 28, 2023) • Pursuing growth plans in Loan Entity ID’s (CEI / LSTA collaboration) and Private Entity / Alt ID’s • Continuing to “seed the (asset class) garden” with further efforts and partnerships in Crypto, Digital Assets, ESG/Carbon Credits Solid first year of ownership under FactSet Key Financial Metrics Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 19

Our people and culture power our growth agenda • Our client focus drives the creation of industry-leading products and services • Our culture of innovation and collaboration makes FactSet an attractive firm for top talent, including technologists • Our focused investment in learning and development allows us to “upskill” the workforce of the future • The evolution of “the way we work” offers flexibility to support work/life balance and to increase productivity We empower our diverse and engaged team to meet our business needs and the needs of our clients 20Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

2022 Sustainability Report – Key Highlights Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only. Scan QR code to read FactSet’s 2022 Sustainability Report

Our Awards B E S T D A T A A N A L Y T I C S P R O V I D E R Inside Market Data & Inside Reference Data Award Buy-Side Technology Award Fund Technology & WSL Awards B E S T R E P O R T I N G S Y S T E M P R O V I D E R Waters Ranking Awards Wealth Briefing European Award B E S T O V E R A L L T E C H N O L O G Y P R O V I D E R Buy-Side Technology Award Inside Market Data and Inside Reference Data Awards Financial Technologies Forum Awards B E S T B U Y - S I D E P E R F O R M A N C E M E A S U R E M E N T A N D A T T R I B U T I O N Buy-Side Technology Awards | Waters Ranking Awards Wealth & Finance International Alternative Investment Awards B E S T R I S K M A N A G E M E N T T E C H N O L O G Y P R O V I D E R MENA Fund Services Award Ranked 19 in Chartis RiskTech100 Private Equity Wire M A R K E T P L A C E P A R T N E R O F T H E Y E A R Snowflake 22Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Financial Review | Q2 Fiscal 2023

Key Highlights Robust financial model with 95% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion Strategic investments drive best-in-class solutions and scale up the content refinery, accelerating top-line growth Disciplined capital allocation drives value creation while investment grade balance sheet ensures flexibility Sustainable earnings growth driven by ASV growth, strategic investments and enterprise- wide productivity initiatives *FY23 Q2 Ending ASV and ASV LTM growth LTM Growth 37.0% FY23 ASV* $1.9B FY23 Adjusted Operating Margin 9.1% FY23 LTM Growth* 01 02 03 04 24Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

352 368 428 494 487 23683.1% 73.7% 83.8% 91.7% 77.5% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% - 100 200 300 400 500 600 FY18 FY19 FY20 FY21 FY22 FY23 YTD Free Cash Flow % FCF Conversion Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet Q2 FY23 end February 28, 2023 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 1,350 1,435 1,494 1,591 1,844 1,020 FY18 FY19 FY20 FY21 FY22 FY23 YTD $M $M $M 2.5% 4.1% 5.2% 3.9% 2.8% 3.5% FY18 FY19 FY20 FY21 FY22 FY23 YTD +8.1% +10.2% +8.4% +18.9% YoY % +37.0%+19.2 YoY % 426 503 514 540 628 400 31.5% 35.0% 34.4% 33.9% 34.1% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY18 FY19 FY20 FY21 FY22 FY23 YTD - 100 200 300 400 500 600 700 EBITDA % Margin 39.2% 59.0% 25Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

31% 33% 28% 30% 30% 32% FY17 FY18 FY19 FY20 FY21 FY22 81 89 100 110 118 126 FY17 FY18 FY19 FY20 FY21 FY22 $261 $304 $220 $200 $265 $19 FY17 FY18 FY19 FY20 FY21 FY22 Returning capital to shareholders $0.6B over the last six years $1.27B over the last six years $M $M 284 352 368 428 494 487 FY17 FY18 FY19 FY20 FY21 FY22 Avg 30.7% $M +11.4% 29% 25% 27% 26% 24% 26% FY17 FY18 FY19 FY20 FY21 FY22 Avg 25.6% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +9.3% Amounts may not add due to rounding 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. Dividends Share Repurchases 26Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Strategic investments have accelerated top-line growth FY19 FY20 FY21 FY22 Base growth Acceleration from Investments 1 Cumulative three-year investments (FY20 - FY22) based on internal attribution estimates 2 Organic LTM growth reported for respective FY Digital Platform Private Markets Other Deep Sector 5.1% 5.3% 7.2% 9.3% Organic ASV + Professional Services Growth~$150M Incremental ASV from ~$100M Investment 1 2 27Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Digital Platform Private Markets Other Deep Sector 28Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Investments (R&D / CapEx) Share Repurchas Dividends Acquisitions Capital Allocation Framework Medium Term Goals Target annual organic investment net ~100 to 150 bps of revenues CapEx goal 2.5% – 3% revenues Target quarterly dividend ~ 25% - 30% of net income Current focus on cash flow neutral tuck-in acquisitions and partnerships Normalized share repurchase (targeting to resume ~ late FY23) with expanded share repurchase authorization amount Maintain disciplined capital allocation framework to sustain value creation

29Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Optimizing capital structure to ensure flexibility Debt incurred for CGS on March 1, 2022, included $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver 1 Based on $575M of drawn revolver as of February 28, 2022, and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation 2 Based on Feb 28, 2023, net of repayment of $125m of the term facility, Q2 Debt of $1,736m / $736m FY23 Q2 LTM Adj. EBITDA = 2.4x Gross Leverage (Debt / LTM EBITDA) • Investment grade ratings from Moody’s (Baa3) and Fitch (BBB) • New credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature • $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon) • $1 billion pre-payable three-year term loan - $500 million outstanding as of February 28, 2023 • Annual interest expense ~$50 million, ramping down to ~$40 million as term loan is repaid • Floating rate exposure hedged with 24-month fixed rate swap Capital Structure Optimization

$1.4 $1.4 $1.5 $1.6 $1.8 $2.080-$2.100 FY18 FY19 FY20 FY21 FY22 FY23* $79 $72 $78 $112 $163 $145-$175 FY18 FY19 FY20 FY21 FY22 FY23* $8.53 $10.00 $10.87 $11.20 $13.43 $14.50-$14.90 FY18 FY19 FY20 FY21 FY22 FY23* In fiscal year 2023, we expect to deliver 7%-9% higher ASV1 growth and expanded margin …building on momentum of the last several years $2.080- $2.100B Revenue2 Adj Operating margin1,2,4 Adj Diluted EPS1,2 34.0- 35.0%$145-175M ASV growth3 $14.50-14.90 31.3% 33.2% 33.6% 32.5% 33.9% 34.0%- 35.0% FY18 FY19 FY20 FY21 FY22 FY23* $B$M $ +9.4%4 +9.9%2,4,5 +12.3%4 YoYYoY YoY YoY 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 2 Includes CUSIP Global Services (CGS) 3 Incremental ASV Growth 4 FY18-FY22 actual; *FY23 guidance (mid-point March 23, 2023) 5 Total Organic ASV Growth +8.5%4 Avg 33.1% 30Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Disciplined expense management drives our margin expansion plan • Actively manage key expense drivers: people, real estate, technology and third-party data • Reduce real estate footprint to mitigate costs • Focus on sustainable margin expansion to fund investment, coupled with careful expense management and productivity goals People 7% - 8% growth1 (lower than ASV2 growth) Real Estate ~150 bps reduction (as % Revenues) Technology Support growth and investments (8.5% - 9.0% of Revenues) Third-Party Data Costs 5% - 6% growth1 (lower than ASV2 growth) • Increase workforce productivity with improved technology and “upskilling” • 65% in COE locations3 • Prioritize resources for new investments and growth opportunities • Reduced real estate footprint due to hybrid operating model • Significant reduction of real estate footprint completed, with total charges of $62 million3 • Additional rationalization planned for later FY 23 • Continue to invest in Cloud to optimize performance • Increase expense growth to support investment strategy • Provide incremental client products and functionality • Rationalize data sources • Support strategic initiatives while managing base cost growth to inflation increases . 1 Average target growth rate through FY25 2 Organic ASV + Professional Services 3 As of February 28, 2023 31Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Fiscal 2023 guidance is in line with our medium-term outlook shared on Investor Day FactSet Organic ASV Growth 2, 3, 5 FactSet Adjusted Operating Margin 4, 5 FactSet Adjusted Diluted EPS Growth 3, 5 8 - 9% 35 - 36% 11 - 13% Medium Term Outlook1 Research + Advisory Analytics + Trading Content + Technology Solutions 1 Medium term outlook represents FactSet’s expectations as of March 23, 2023. Actual results may differ materially from expectations above. 2 Organic ASV + Professional Services $145 - $175 million 34.0% - 35.0% $14.50 - $14.90 FY23 Adj. Guidance Range 3 Average target growth rate through FY25 (per year on average) 4 Target margin by year-end FY25 5 Includes CUSIP Global Services (CGS) 32Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

APPENDIX

Committed to Sustainable Growth in the Communities in Which We Live and Work As of 2/28, Board consists of eight directors: 7/8 independent, 3/8 women, 3/8 less than 5 years on Board, 6/8 less than 10 years on Board Independent Board Chair separate from CEO Board in process of becoming declassified Stockholders have ability to call a special meeting Amended charter to remove certain business combination restrictions, a creditor compromise provision, and supermajority voting provisions Comprehensive cybersecurity program designed to protect our enterprise environment, manage cyber risk, and maintain compliance Completed a Global Pay Equity Audit in fiscal 2022 that found that there was not a statistically significant association between salary and gender, worldwide, or between salary and race/ethnicity, in the U.S. Established DE&I goals for all employees as part of our annual performance review process Published our workplace demographics, including our EEO-1 Federal data Incorporated the FactSet Charitable Foundation to facilitate our corporate social responsibility goals During FY22 FactSet volunteers contributed over 17,000 hours of service Environmental Social Governance Announced goal of achieving net zero emissions by 2040 Committed to setting a near-term emission reduction target in line with the Science Based Targets initiative (SBTi) Continued to publish our validated Scope 1 and Scope 2 greenhouse gas (GHG) emissions Conducted a screening of Scope 3 emissions for the first time Earned EcoVadis Silver Medal and received B- score from CDP Of FactSet’s global locations, 13 buildings have received LEED or LEED-equivalent certifications Created a Sustainable Procurement Policy and a Global Procurement Diversity Policy FactSet is committed to sustainable growth for our clients, employees, partners, investors, and our communities. We are continually monitoring and improving our social practices, our environmental and climate actions, and our governance initiatives while maintaining and strengthening our relationship with stakeholders. To learn more about our sustainability efforts, please see our 2022 Sustainability Report 34Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Updated FY23 guidance includes CUSIP Global Services (+$10mm) and slightly reduced core ASV (-$15mm). GAAP Operating Margin guidance is moderately lower. FISCAL 2023 OUTLOOK As of March 23, 2023 FISCAL 2023 OUTLOOK As of September 22, 2022 Organic ASV + Professional Services Growth1 $145 - $175 million2 $150 - $180 million Revenues $2,080 - $2,100 million $2,100 - $2,115 million GAAP Operating Margin 29.5% - 30.5% 30.0% - 31.0% Adjusted Operating Margin 34.0% - 35.0% 34.0% - 35.0% Effective Tax Rate 13.5% - 14.5% 13.5% - 14.5% GAAP Diluted EPS $12.45 - $12.85 $12.70 - $13.10 Adjusted Diluted EPS $14.50 - $14.90 $14.50 - $14.90 1 Organic ASV + Professional Services growth over fiscal 2023 2 Core ASV guidance was reduced by $15M ($135 - $165m), Including CGS organic ASV increased the range by $10M The Fiscal 2023 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 35

FactSet EBITDA and Adjusted EBITDA reconciliation FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY2022 1 LTM Q2FY2023 2 YTD Q2 FY2023 3 Net Income $267.1 $352.8 $372.9 $399.6 $396.9 $447.7 $268.4 Interest Expense 4 16.3 20.1 13.1 8.2 35.7 65 33.3 Income Taxes 84.8 69.2 54.2 68.0 46.7 68.6 46.3 Depreciation and Amortization Expense 57.3 60.5 57.6 64.5 86.7 106.1 52.2 EBITDA $425.5 $502.6 $497.8 $540.3 $566.0 $687.5 $400.1 Non-Recurring Non- Cash Expenses 5 __ __ 16.5 __ 62.2 48.8 __ Adjusted EBITDA $425.5 $502.6 $514.3 $540.3 $628.2 $736.3 $400.1 ($ in millions) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Last twelve months ending February 28, 2023 3 Three months ending February 28, 2023 4 Gross interest expense 5 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company and 2022 impairment charge related to the exit of certain leased office space 36Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

($ in thousands) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Three months ending February 28, 2023 3 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY20221 YTD Q2 FY20232 Net cash provided by operating activities $385.7 $427.1 $505.8 $555.2 $538.3 $271.3 Capital Expenditures 3 (33.5) (59.4) (77.6) (61.3) (51.2) (35.4) Free Cash Flow $352.1 $367.8 $428.2 $493.9 $487.1 $235.9 FactSet free cash flow reconciliation 37Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income Fiscal 2023 (Forward Looking) Low End of Range High End of Range Revenues $2,080 $2,100 Operating Income $614 $641 Operating Margin 29.5% 30.5% Intangible Asset Amortization 71 71 Real estate charges 15 16 Business Acquisition / Integration Costs 7 7 Adjusted Operating Income $ 707 $ 735 Adjusted Operating Margin 34.0% 35.0% Net Income $480 $500 Intangible Asset Amortization 61 61 Real estate charges 13 14 Business Acquisition /Integration Costs 6 6 Discrete tax items (1) (5) Adjusted Net Income $559 $576 (in millions, except per share data) 38Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

($ in thousands)(In Millions Excet Per Share Data) Low-end of range High-end of range Diluted earnings per common share $12.45 $12.85 Intangible asset amortization 1.58 1.56 Real estate charges 0.33 0.37 Business acquisition / integration costs 0.14 0.14 Discrete tax items (0.01) (0.03) Adjusted diluted earnings per common share $14.50 $14.90 The Fiscal 2023 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Non-GAAP Reconciliations Business Outlook Adjusted Diluted EPS 39Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Amounts may not add due to rounding